UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2017

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

__________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	Annual Meeting of Stockholders of Griffin Industrial Realty, Inc.: May 9, 2017

(b)

Proposal 1: Election of Directors. The following persons were elected as Directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. David R. Bechtel was elected a Director with 4,761,409 votes for and 41,942 votes withheld.

2)  Mr. Edgar M. Cullman, Jr. was elected a Director with 4,717,379 votes for and 85,972 votes withheld.

3)  Mr. Frederick M. Danziger was elected a Director with 4,717,379 votes for and 85,972 votes withheld.

4) Mr. Michael S. Gamzon was elected a Director with 4,720,397 votes for and 82,954 votes withheld.

5) Mr. Thomas C. Israel was elected a Director with 4,630,196 votes for and 173,155 votes withheld.
6) Mr. Jonathan P. May was elected a Director with 4,627,478 votes for and 175,873 votes withheld.

7) Mr. Albert H. Small, Jr. was elected a Director with 4,760,509 votes for and 42,842 votes withheld. There were 101,844 broker non-votes for each nominee.

Proposal 2: The selection of RSM US LLP as Griffin’s independent registered public accountants for fiscal 2017 was ratified with 4,885,389 votes for, 7,261 votes against and 12,545 abstentions.

Proposal 3: The approval, on an advisory (non-binding) basis, of a resolution approving the compensation of Griffin’s named executive officers was approved with 4,764,795 votes for, 14,960 votes against, 23,596 abstentions, and 101,844 broker non-votes.

Proposal 4: The vote, on an advisory (non-binding) basis, on the frequency of future advisory votes on the compensation of Griffin’s named executive officers was 4,150,746 for one year, 24,721 for two years, 298,055 for three years, 329,829 abstentions and 101,844 broker non votes.

After considering the stockholders’ vote and consistent with the recommendation of Griffin’s Board of Directors (the “Board”), the Board determined at its meeting on May 9, 2017 subsequent to the 2017 Annual Meeting of Stockholders, that Griffin will hold an advisory (non-binding) vote on the compensation of Griffin’s named executive officers on an annual basis until the next required advisory (non-binding) vote on the frequency of advisory (non-binding) votes on the compensation of Griffin’s named executive officers or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: May 11, 2017